RAMP SERIES 2002-RS7 TRUST


        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-RS7



                           $300,000,000 (APPROXIMATE)

                               Subject to Revision


               December 18, 2002 - Revised Computational Materials



Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.
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does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is
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The  analysis  in this  report is based on  collateral  information  provided by
Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and
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SECURITIES OR ANY OF ITS  AFFILIATES.  JPMORGAN IS ACTING AS UNDERWRITER AND NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.




JPMORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS7 TRUST
________________________________________________________________________________



                       NEW ISSUE COMPUTATIONAL MATERIALS


                           $300,000,000 (APPROXIMATE)

                           RAMP SERIES 2002-RS7 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-RS7



DECEMBER 18, 2002


EXPECTED TIMING:      Pricing Date:             On or about December 19, 2002
                      Settlement Date:          On or about January 3, 2003
                      First Payment Date:       January 27, 2003

STRUCTURE:  Fixed Rate Mortgage    $300.0 million surety pass-through structure
            Loans:
            Rating Agencies:          Two of the following:
                                      o       Moody's,
                                      o       Standard & Poor's
                                      o       Fitch Ratings


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED] JPMorgan


       RAMP SERIES 2002-RS7 - COLLATERAL CHARACTERISTICS (MORTGAGE LOANS)
                                 SUMMARY REPORT
Principal Balance                    $300,004,213.86
Number of Mortgage Loans                       1,819

                                             AVERAGE    MINIMUM    MAXIMUM
Original Principal Balance                  $165,288    $28,500 $1,600,000

                        WEIGHTED AVERAGE MINIMUM MAXIMUM
Original Term (mos)                              330        120        360
Remaining Term to Maturity (mos)                 328        118        360
Age (mos)                                          2          0        103
Mortgage Rate                                 7.726%     4.875%    12.100%
Loan-to-Value Ratio                           86.19%     15.00%    107.00%
Credit Score                                     677        502        809

LIEN POSITION                        % OF LOAN GROUP            LOAN PURPOSE          % OF LOAN GROUP
                                     ---------------                                  ---------------
1st Lien                                     100.00%            Purchase                       63.86%
                                                                Equity Refinance               26.17%
OCCUPANCY                            % OF LOAN GROUP            Rate/Term Refinance             9.97%
                                     ---------------
Primary Residence                             92.37%
Second/Vacation                                1.30%            PROPERTY TYPE         % OF LOAN GROUP
                                                                                      ---------------
Non-Owner Occupied                             6.33%            Single Family                  70.03%
                                                                Detached
                                                                PUD (detached)                 20.37%
DOCUMENTATION                        % OF LOAN GROUP            2 to 4 Family Units             6.10%
                                     ---------------
Full Documentation                            29.90%            Condo Low-Rise                  2.42%
Reduced Documentation                         70.10%            PUD (attached)                  0.38%
                                                                Condo High-Rise                 0.35%
SERVICING                            % OF LOAN GROUP            Manufactured Home               0.20%
                                     ---------------
Homecomings                                   96.26%            Townhouse                       0.06%
                                                                Condo Mid-Rise                  0.06%
DELINQUENCY                          % OF LOAN GROUP            Townhouse (2 to 4               0.04%
                                     ---------------
Current                                      100.00%                   Family Units)
30 to 59 Days Delinquent                       0.00%
                                                                PERCENT OF POOL
EXCEPTION CATEGORY                   % OF LOAN GROUP             WITH PREPAYMENT               51.23%
                                     ---------------
                                                                PENALTY
Expanded Criteria Exceptions                   75.85%
(RALI)
Alternet Exceptions (RASC)                     10.85%
Jumbo A Exceptions (RFMSI)                      7.79%
Home Solution Exceptions (RAMP-RZ)              5.49%
Seasoned Loans                                  0.02%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED] JPMorgan

               CREDIT SCORE DISTRIBUTION OF THE MORTGAGE LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES        LOANS         BALANCE             BALANCE
----------------------        -----         -------             -------
500 to 519                       7          $615,948               0.21%
520 to 539                       6           324,625              0.11
540 to 559                       3           225,034              0.08
560 to 579                      19         2,032,840              0.68
580 to 599                      47         6,318,713              2.11
600 to 619                     116        16,565,610              5.52
620 to 639                     305        49,035,626             16.34
640 to 659                     276        43,243,500             14.41
660 to 679                     269        47,074,472             15.69
680 to 699                     236        40,939,268             13.65
700 to 719                     201        34,288,405             11.43
720 to 739                     129        22,439,633              7.48
740 to 759                      90        16,208,671              5.40
760 >=                         112        20,279,135              6.76
SUBTOTAL WITH CREDIT         1,816      $299,591,482              99.86%
SCORES:
Not Available (1)                3           412,732              0.14
-----------------                -           -------              ----
TOTAL:                       1,819      $300,004,214             100.00%

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

       ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS
                                                              % OF CURRENT
ORIGINAL MORTGAGE           NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
AMOUNT ($)                    LOANS         BALANCE             BALANCE
----------                    -----         -------             -------
<= 100,000                     525       $38,920,371              12.97%
100,001 to 200,000             859       122,222,555             40.74
200,001 to 300,000             253        60,799,542             20.27
300,001 to 400,000             114        39,738,958             13.25
400,001 to 500,000              41        18,336,546              6.11
500,001 to 600,000              12         6,561,443              2.19
600,001 to 700,000               6         3,838,828              1.28
800,001 to 900,000               2         1,636,770              0.55
900,001 to 1,000,000             5         4,878,529              1.63
1,400,001 to 1,500,000           1         1,472,228              0.49
1,500,001 >=                     1         1,598,445              0.53
------------                     -         ---------              ----
Total:                       1,819      $300,004,214             100.00%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED] JPMorgan

                     MORTGAGE RATES OF THE MORTGAGE LOANS
                                                              % OF CURRENT
MORTGAGE                    NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
--------                      -----         -------             -------
4.500 to 4.999                   1          $196,408               0.07%
5.000 to 5.499                   2           677,784              0.23
5.500 to 5.999                  20         5,484,479              1.83
6.000 to 6.499                 110        31,478,292             10.49
6.500 to 6.999                 167        32,451,660             10.82
7.000 to 7.499                 235        37,791,015             12.60
7.500 to 7.999                 407        65,573,018             21.86
8.000 to 8.499                 387        60,738,021             20.25
8.500 to 8.999                 261        40,622,406             13.54
9.000 to 9.499                  86         9,824,492              3.27
9.500 to 9.999                 103        11,635,020              3.88
10.000 to 10.499                21         2,023,848              0.67
10.500 to 10.999                11           759,198              0.25
11.000 to 11.499                 7           698,214              0.23
12.000 to 12.499                 1            50,357              0.02
----------------                 -            ------              ----
TOTAL:                       1,819      $300,004,214             100.00%

                   NET MORTGAGE RATES OF THE MORTGAGE LOANS
                                                              % OF CURRENT
NET MORTGAGE                NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
--------                      -----         -------             -------
4.500 to 4.999                   2          $374,752               0.12%
5.000 to 5.499                  15         4,913,881              1.64
5.500 to 5.999                  74        22,272,818              7.42
6.000 to 6.499                 150        31,847,797             10.62
6.500 to 6.999                 225        38,672,952             12.89
7.000 to 7.499                 359        58,793,597             19.60
7.500 to 7.999                 439        67,421,654             22.47
8.000 to 8.499                 290        44,926,280             14.98
8.500 to 8.999                 127        15,904,394              5.30
9.000 to 9.499                  95        10,597,996              3.53
9.500 to 9.999                  28         2,985,286              1.00
10.000 to 10.499                 9           722,573              0.24
10.500 to 10.999                 5           519,878              0.17
11.500 to 11.999                 1            50,357              0.02
----------------                 -            ------              ----
TOTAL:                       1,819      $300,004,214             100.00%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED] JPMorgan

             ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS
                                                              % OF CURRENT
ORIGINAL LOAN-TO-VALUE      NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATIO (%)                     LOANS         BALANCE             BALANCE
---------                     -----         -------             -------
0.01 to 50.00                   41        $8,820,878               2.94%
50.01 to 55.00                  10         2,081,830              0.69
55.01 to 60.00                  14         2,566,078              0.86
60.01 to 65.00                  23         5,115,207              1.71
65.01 to 70.00                  46        11,185,327              3.73
70.01 to 75.00                  88        18,770,387              6.26
75.01 to 80.00                 368        70,129,463             23.38
80.01 to 85.00                  48         6,568,524              2.19
85.01 to 90.00                 221        35,100,572             11.70
90.01 to 95.00                 653       101,897,473             33.97
95.01 to 100.00                250        30,564,664             10.19
100.01 to 110.00                57         7,203,812              2.40
----------------
TOTAL:                       1,819      $300,004,214             100.00%

   GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
STATE                         LOANS         BALANCE             BALANCE
-----                         -----         -------             -------
Florida                        307       $42,092,499              14.03%
Illinois                       184        32,848,948             10.95
California                     107        28,953,207              9.65
Arizona                        106        17,805,344              5.94
New York                        77        17,028,122              5.68
New Jersey                      77        14,699,284              4.90
Texas                          119        14,524,353              4.84
Virginia                        63        13,064,904              4.35
Michigan                        67         9,452,692              3.15
Georgia                         59         9,442,375              3.15
Massachusetts                   35         9,236,529              3.08
Other (1)                      618        90,855,957             30.28
---------                      ---        ----------             -----
TOTAL:                       1,819      $300,004,214             100.00%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                 MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS
                                                              % OF CURRENT
LOAN                        NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
PURPOSE                       LOANS         BALANCE             BALANCE
-------                       -----         -------             -------
Purchase                     1,188      $191,578,810              63.86%
Equity Refinance               462        78,521,579             26.17
Rate/Term Refinance            169        29,903,825              9.97
-------------------            ---        ----------              ----
TOTAL:                       1,819      $300,004,214             100.00%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED] JPMorgan

                    OCCUPANCY TYPES OF THE MORTGAGE LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
OCCUPANCY                     LOANS         BALANCE             BALANCE
---------                     -----         -------             -------
Primary Residence            1,603      $277,104,837              92.37%
Non Owner-occupied             196        19,004,652              6.33
Second/Vacation                 20         3,894,724              1.30
---------------                 --         ---------              ----
TOTAL:                       1,819      $300,004,214             100.00%

                   MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
PROPERTY TYPE                       LOANS          BALANCE             BALANCE
-------------                       -----          -------             -------
Single-family detached             1,340       $210,079,003             70.03%
Planned Unit Developments            330         61,112,252            20.37
(detached)
Two- to four-family units             86         18,297,389             6.10
Condo Low-Rise (less than 5           44          7,254,129             2.42
stories)
Planned Unit Developments              7          1,150,493             0.38
(attached)
Condo High-Rise (9 stories or          3          1,050,061             0.35
more)
Manufactured Home                      5            590,639             0.20
Townhouse                              1            187,349             0.06
Condo Mid-Rise (5 to 8 stories)        2            170,746             0.06
Townhouse (2 to 4 family units)        1            112,152             0.04
-------------------------------        -            -------             ----
TOTAL:                             1,819       $300,004,214            100.00%

           MORTAGAGE LOAN DOCUMENTATION TYPES OF THE MORTGAGE LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE            LOANS         BALANCE             BALANCE
------------------            -----         -------             -------
Limited                      1,277      $210,294,044              70.10%
Full Documentation             542        89,710,170             29.90
------------------             ---        ----------             -----
TOTAL:                       1,819      $300,004,214             100.00%

                PREPAYMENT PENALTY TERMS OF THE MORTGAGE LOANS
                                                              % OF CURRENT
PREPAYMENT PENALTY          NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
TERM                          LOANS         BALANCE             BALANCE
----                          -----         -------             -------
None                           795      $146,310,616              48.77%
12 Months                      361        66,514,967             22.17
24 Months                       20         2,194,545              0.73
36 Months                      354        45,920,536             15.31
60 Months                      286        38,406,280             12.80
Other (1)                        3           657,270              0.22
---------                        -           -------              ----
TOTAL:                       1,819      $300,004,214             100.00%
(1) Other includes prepayment penalty terms that are not 0, 12, 24,36 or 60 months but not more than 60 months.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED] JPMorgan

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                                 SYNDICATE DESK

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